EXHIBIT 99.1
       N E W S   B U L L E T I N
                 FROM:                                    RE:

       FINANCIAL RELATIONS BOARD            EMPIRE FINANCIAL HOLDING COMPANY
                                            2170 West State Road 434
                                            Suite 100
                                            Longwood, FL 32779
                                            AMEX: EFH
FOR FURTHER INFORMATION:

AT THE COMPANY:                    AT FINANCIAL RELATIONS BOARD:
Donald A. Wojnowski Jr.            Kristen McNally                         Rose Tucker
President                          General Information                     Investor/Analyst Information
(407) 774-1300                     (310) 407-6548                          (310) 407-6522
investorrelations@empirenow.com    kmcnally@financialrelationsboard.com    rtucker@financialrelationsboard.com
-------------------------------    ------------------------------------    -----------------------------------

FOR IMMEDIATE RELEASE
MAY 18, 2004

          EMPIRE FINANCIAL REPORTS 74% REVENUE INCREASE AND RETURN TO
                      PROFITABILITY FOR FIRST QUARTER 2004

LONGWOOD, FLA., MAY 18, 2004 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX: EFH), a financial brokerage services firm serving retail and institutional clients, today announced financial results for the first quarter ended March 31, 2004. First quarter 2004 financial results included a revenue increase of 74% year-over-year and a return to profitability with net income of $0.01 per basic and diluted share.

Chief Executive Officer Kevin Gagne stated, "Our first quarter results indicate that our strategic plan is beginning to work. Our 74% revenue increase was attributable to the addition of approximately 71 independent registered representatives, the addition of both market making and order execution services to our business lines and improved market conditions.. Consistent with our strategic plan and looking forward, we are continuing to focus on growing our revenues while managing expenses in today's heightened competitive environment."

FINANCIAL RESULTS

Total revenues for the three months ended March 31, 2004 were $5.4 million, an increase of $2.3 million, or 74%, over $3.1 million for the same period in 2003. The revenue growth was primarily the result of a 43% increase in commissions and fee revenues associated with an increase in retail trading volume and the processing of more securities transactions by affiliated independent registered representatives, including by newly affiliated representatives. In addition, the establishment of market-making and trading operations during the third quarter of 2003 resulted in a contribution of 17% of total revenues for the first quarter of 2004.

Total operating expenses for the three months ended March 31, 2004 were $5.4 million compared to total operating expenses of $3.2 million for the same period in 2003. The increase was primarily due to higher commissions and clearing costs associated with higher transaction volumes and higher legal and accounting expenses related to ongoing regulatory investigations and litigation.

                                    - MORE -

EMPIRE FINANCIAL HOLDING COMPANY
PAGE 2 OF 4

For the three months ended March 31, 2004, the Company reported net income of $32,417, or $.01 per basic and diluted share, compared to a net loss of $(399,278), or $(0.08) per basic and diluted share for the same period in 2003. As a result of the Company's completion of the sale of its correspondent clearing business, Advantage Trading Group, Inc. in November 2003, results for fiscal 2003 have been restated to separate continuing operations from discontinued operations. Therefore, the 2003 net loss applicable to common stockholders included a loss from discontinued operations of $382,501, or $0.08 per basic and diluted share.

FINANCIAL CONDITION

At March 31, 2004, the Company had total assets of $1.8 million the majority of which consisted of cash and cash equivalents and receivables from brokers, dealers and clearing brokers arising from customer-related securities transactions. Stockholders' deficit was $643,110 at March 31, 2004, representing a decrease of $158,073 from a stockholders' deficit of $801,183 at December 31, 2003, primarily due to earnings and variable stock options credit.

The audit report contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 contains an explanatory paragraph that raises doubt about the Company's ability to continue as going concern because the Company has had net losses from continuing operations in 2003 and 2002, a stockholders' deficit and has uncertainties relating to regulatory investigations.

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company, through its wholly owned subsidiary, Empire Financial Group, Inc., provides full-service retail brokerage services through its network of independently owned and operated offices and discount retail securities brokerage via both the telephone and the Internet. Through its market-making and trading division, the Company offers securities order execution services for unaffiliated broker dealers and makes markets in domestic and international securities. Empire Financial also provides turn-key fee based investment advisory and registered investment advisor custodial services through its wholly owned subsidiary, Empire Investment Advisors, Inc.

FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, the ability of the Company to continue as a going concern, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

                                    - MORE -

                        - FINANCIAL STATEMENTS FOLLOW -
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EMPIRE FINANCIAL HOLDING COMPANY
PAGE 3 OF 4

                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                        March 31,
                                                          2004      December 31,
                                                      (unaudited)      2003
                                                      -----------   -----------
ASSETS

Cash and cash equivalents ........................... $   139,467   $   393,283
Receivables from brokers and dealers and
  clearing organizations ............................     898,438       637,279
Deposits at clearing organizations ..................     303,541       304,468
Property and equipment, net of accumulated
  depreciation of $122,243 and $116,297, respectively      67,418        15,678
Customer lists, net .................................      98,894       145,393
Prepaid expenses and other assets ...................     327,305       269,620
                                                      -----------   -----------

        Total assets ................................ $ 1,835,063   $ 1,765,721
                                                      ===========   ===========

LIABILITIES AND STOCKHOLDERS'(DEFICIT)

Liabilities:

  Notes payable ..................................... $   851,719   $   790,741
  Note payable - related party ......................     446,759       488,426
  Accounts payable, accrued expenses
    and other liabilities ...........................   1,059,921     1,208,893
  Payable to brokers and dealers
    and clearing organizations ......................     119,774        78,844
                                                      -----------   -----------

      Total liabilities .............................   2,478,173     2,566,904
                                                      -----------   -----------

Stockholders' (deficit):

  Series A Preferred stock, $.01 par value,
    1,000,000 shares authorized; 10,000 issued
    and outstanding .................................         100           100
  Common stock, $.01 par value,
    100,000,000 shares authorized; 3,194,450 issued
    and outstanding .................................      31,945        31,945
  Additional paid-in capital ........................   5,864,874     5,763,374
  Accumulated (deficit) .............................  (6,430,357)   (6,462,774)
  Deferred compensation .............................    (109,672)     (133,828)
                                                      -----------   -----------

      Total stockholders' (deficit) .................    (643,110)     (801,183)
                                                      -----------   -----------

        Total liabilities and stockholders' (deficit) $ 1,835,063   $ 1,765,721
                                                      ===========   ===========

                                    - MORE -
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EMPIRE FINANCIAL HOLDING COMPANY
PAGE 4 OF 4

                EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                          Three Months Ended
                                                               March 31,
                                                      -------------------------
                                                          2004          2003
                                                      -----------   -----------
Revenues:
     Commissions and fees ..........................  $ 4,415,068   $ 3,086,058
     Trading revenues, net .........................      929,141             -
     Interest ......................................       39,203        28,316
     Other .........................................       41,264         6,925
                                                      -----------   -----------

Total Revenues: ....................................    5,424,676     3,121,299
                                                      -----------   -----------

 Expenses:
     Commissions and clearing costs ................    3,774,832     1,764,477
     Employee compensation and benefits ............      808,849       818,839
     General and administrative ....................      643,810       473,443
     Communications and data processing ............       32,847        42,103
     Order flow payments ...........................       96,374             -
     Advertising ...................................          948        38,897
     Interest ......................................       27,849           317
                                                      -----------   -----------

 Total Expenses: ...................................    5,385,509     3,138,076
                                                      -----------   -----------

 Net income (loss) from continuing operations ......       39,167       (16,777)
 Loss from discontinued operations .................            -      (382,501)
                                                      -----------   -----------

 Net income (loss) .................................       39,167      (399,278)
 Preferred stock dividend ..........................       (6,750)            -
                                                      -----------   -----------

 Net income (loss) applicable to common stockholders  $    32,417   $  (399,278)
                                                      ===========   ===========

 Basic and diluted earnings (loss) per share applicable to common stockholders:

     Continuing operations .........................  $      0.01   $     (0.00)
                                                      ===========   ===========
     Discontinued operations .......................  $         -   $     (0.08)
                                                      ===========   ===========
     Net income (loss) applicable to common
       stockholders ................................  $      0.01   $     (0.08)
                                                      ===========   ===========

 Weighted average shares outstanding:
     Basic .........................................    3,194,450     4,787,800
                                                      ===========   ===========
     Diluted .......................................    3,260,771     4,787,800
                                                      ===========   ===========

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